(1)  Upon the closing of the Company's initial public offering ("IPO") of common stock ("Common Stock"), which occurred on December 15, 2004, the outstanding shares of Series B Preferred Stock of the Company converted automatically into Common Stock in accordance with the formula set forth in Section 5(b) of the Series B Preferred Stock Certificate of Designations. Accordingly, 10,000,000 shares of Series B Preferred Stock that were beneficially owned in the aggregate by aggregate by J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners (Cayman) II, L.P., JPMP Global Fund/Bill Barrett A, L.P., JPMP Global Fund/Bill Barrett, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., JPMP Global Fund/Bill Barrett/Selldown., L.P. automatically converted into 4,582,400 shares of Common Stock.

(2)  The amount shown represents the beneficial ownership of the Issuer’s equity securities by J.P. Morgan Partners (BHCA), L.P. (“JPM BHCA”), a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal at J.P. Morgan Partners, LLC and a limited partner of JPMP Master Fund Manager, L.P. (“MF Manager”), the general partner of JPM BHCA. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPM BHCA and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(3) The amount shown represents the beneficial ownership of the Issuer’s equity securities by J.P. Morgan Partners Global Investors, L.P., a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited partner of MF Manager, which is a limited partner of JPMP Global Investors, L.P., which is the general partner of J.P. Morgan Partners Global Investors, L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within J.P. Morgan Partners Global Investors, L.P., within JPMP Global Investors, L.P., and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(4) The amount shown represents the beneficial ownership of the Issuer’s equity securities by J.P. Morgan Partners Global Investors (Cayman), L.P. (“Cayman”), a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited Partner of MF Manager, a limited partner of JPMP Global Investors, L.P., the general partner of J.P. Morgan Partners Global Investors (Cayman), L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within Cayman, within JPMP Global Investors, L.P., and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(5) The amount shown represents the beneficial ownership of the Issuer’s equity securities by J.P. Morgan Partners Global Investors (Cayman) II, L.P. (“Cayman II”), a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited partner of MF Manager, a limited partner of JPMP Global Investors, L.P., the general partner of J.P. Morgan Partners Global Investors (Cayman) II, L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within Cayman II, within JPMP Global Investors, L.P. and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(6) The amount shown represents the beneficial ownership of the Issuer’s equity securities by JPMP Global Fund/Bill Barrett A, L.P., a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited partner of MF Manager, which is a limited partner of JPMP Global Investors, L.P., which is the general partner of JPMP Global Fund/Bill Barrett A, L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPMP Global Fund/Bill Barrett A, L.P., within JPMP Global Investors, L.P., and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(7) The amount shown represents the beneficial ownership of the Issuer’s equity securities JPMP Global Fund/Bill Barrett, L.P., a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited Partner of MF Manager, a limited partner of JPMP Global Investors, L.P., the general partner of JPMP Global Fund/Bill Barrett, L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPMP Global Fund/Bill Barrett, L.P., within JPMP Global Investors, L.P., and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(8) The amount shown represents the beneficial ownership of the Issuer’s equity securities by J.P. Morgan Partners Global Investors (Selldown), L.P., a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited partner of MF Manager, a limited partner of JPMP Global Investors, L.P, the general partner of J.P. Morgan Partners Global Investors (Selldown), L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within J.P. Morgan Partners Global Investors (Selldown), L.P., within JPMP Global Investors, L.P., and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.

(9) The amount shown represents the beneficial ownership of the Issuer’s equity securities by JPMP Global Fund/Bill Barrett/Selldown, L.P., a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is a Principal of J.P. Morgan Partners, LLC and a limited partner of MF Manager, a limited partner of JPMP Global Investors, L.P., the general partner of JPMP Global Fund/Bill Barrett/Selldown, L.P. J.P. Morgan Partners, LLC is the investment advisor to JPMP Global Investors, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPMP Global Fund/Bill Barrett/Selldown, L.P., within JPMP Global Investors, L.P. and within MF Manager. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds his pecuniary interest therein.